UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03632

Deutsche DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

1 International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2018

Annual Report

to Shareholders

DWS Intermediate Tax/AMT Free Fund

(formerly Deutsche Intermediate Tax/AMT Free Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
33	Statement of Assets and Liabilities
35	Statement of Operations
36	Statements of Changes in Net Assets
37	Financial Highlights

41	Notes to Financial Statements
50	Report of Independent Registered Public Accounting Firm
52	Information About Your Fund’s Expenses
53	Tax Information
54	Advisory Agreement Board Considerations and Fee Evaluation
59	Board Members and Officers
64	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Intermediate Tax/AMT Free Fund

Letter to Shareholders

Dear Shareholder:

As you know, we as Deutsche Asset Management adopted our existing European brand, DWS, globally, earlier this year. In connection with that change, “DWS” will now replace “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Intermediate Tax/AMT Free Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy

The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The fund’s management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund’s objectives of providing a high level of income exempt from regular federal income taxes and limiting principal fluctuation. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements to characteristics of specific securities such as differing coupons, maturity dates and call dates, and changes in supply and demand within the municipal market. Although portfolio management may adjust the dollar-weighted average effective maturity of the fund’s portfolio between three and 10 years, it generally intends to keep it between five and 10 years. In determining the dollar-weighted average effective maturity, portfolio management uses the security’s stated maturity or, if appropriate, an earlier date, reflecting a maturity-shortening device (such as a call, a put, prerefunding, prepayment or redemption provision, or a demand feature) which will likely cause the instrument to be repaid earlier than the stated maturity date.

DWS Intermediate Tax/AMT Free Fund posted a return of -0.30% over the 12 months ended May 31, 2018, while the Fund’s primary benchmark index, the Bloomberg Barclays 1-15 Year Municipal Bond Index, returned 0.45%. The average fund in the Morningstar Muni National Intermediate category returned 0.75% for the 12 months ended May 31, 2018.

Performance for the broader fixed income markets was constrained over the period by an upward move in long-term U.S. Treasury yields which put downward pressure on bond prices. The rise in rates was attributable to investor expectations for higher inflation given economic growth that has hovered in the 3% range in an environment of arguably full employment.

4	|	DWS Intermediate Tax/AMT Free Fund

The most significant event in the period from the municipal market perspective was the passage of a tax reform bill in late December 2017. The bill lowered rates for individual taxpayers through 2025 and included a permanent reduction in the top corporate tax rate from 35% to 21%. In the initial run-up to the bill’s passage, speculation that both advance refundings used by municipalities to lower debt service costs and private activity bonds would be eliminated led to a flood of issuance. (Ultimately only advance refundings were eliminated by the final bill.) Early 2018 saw municipal performance dampened to a degree as demand from banks and insurers softened more or less as expected in the wake of lower corporate tax rates. This was partially offset by positive flows into tax-free mutual funds and a notable reduction in municipal supply relative to the same period in 2017.

“The	most significant event in the period from the municipal market perspective was the passage of a tax reform bill in late December 2017.”

The municipal yield curve flattened notably over the 12 months ended May 31, 2018, and yields rose along the length of the curve. Specifically, the two-year bond yield rose from 0.89% to 1.75%, the five-year yield rose from 1.22% to 1.99%, the 10-year rose from 1.90% to 2.41%, the 20-year rose from 2.59% to 2.77%, and the 30-year rose from 2.74% to 2.87%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — generally tightened.

Municipal Bond Yield Curve (as of 5/31/18 and 5/31/17)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/18.

Chart is for illustrative purposes only and does not represent any DWS product.

DWS Intermediate Tax/AMT Free Fund	|	5

Positive and Negative Contributors to Fund Performance

The Fund’s positioning along the yield curve contributed to performance relative to the benchmark over the 12-month period. Specifically, we maintained overweight exposure to bonds with maturities in the 10-to-12-year range and a corresponding underweight to bonds in the one-to-five-year range. This added to performance as longer-term issues were less impacted by rate increases as the curve flattened over the period. This positive contribution was somewhat offset by an underweight to bonds in the 15-year maturity range.

The Fund’s broad positioning with respect to credit quality was a modest detractor from performance relative to the benchmark. The benefit to performance from an overweight to A-rated issues as spreads tightened was offset by an underweight to issues in the BBB range. In addition, within the BBB-rated segment, a lack of exposure to Chicago and State of Illinois credits acted as a constraint on returns. In terms of sectors, an overweight to healthcare-related bonds added to relative performance.

Outlook and Positioning

At the end of the period, longer-term municipal yields were at fairly low levels by historical standards, but were at more or less fair value relative to U.S. Treasuries. As of the end of May 2018, the 10-year municipal bond yield of 2.41% was 84.3% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 2.87% was 94.7% of the comparable U.S. Treasury yield.

The municipal curve is notably flat by historical standards, particularly between 10 and 30 years, reducing the income advantage to be gained by holding longer-term issues. As a result, we have been focusing new purchases on issues with maturities inside of 10 years.

Credit spreads remain narrow by historical standards. As we look for opportunities to add income to the portfolio by purchasing securities rated A and BBB, we continue to perform careful analysis of each security’s risk/reward profile, while also maintaining a focus on liquidity. We continue to closely examine bond covenants on newer issues, as protections generally have become less favorable in an environment where many municipal issues have been oversubscribed.

6	|	DWS Intermediate Tax/AMT Free Fund

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the Fund. Began managing the Fund in 1990.

–	Joined DWS in 1986.

–	Co-Head of Municipal Bonds.

–	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Co-Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1989.

–	BS, Pennsylvania State University; MS, Boston College.

Peter Aloisi, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.

–	BA and MBA, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Municipal Bond 1–15 Year Blend (1–17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years designed for the tax-exempt bond market.

The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged, total return subset of the Bloomberg Barclays Municipal Bond Index. It includes maturities of six to eight years.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni National Intermediate category consists of funds that invest in municipal bonds issued by various state and local governments to fund public projects and are free from federal taxes. These funds have an average duration of more than 4.5 years but less than 7 years, or average maturity of more than 5 years but less than 12 years.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

DWS Intermediate Tax/AMT Free Fund	|	7

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Coupon is the interest rate, expressed as an annual percentage of face value, which a bond issuer promises to pay until maturity.

8	|	DWS Intermediate Tax/AMT Free Fund

Performance Summary	May 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
Unadjusted for Sales Charge	–0.30%	1.77%	3.38%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–3.04%	1.21%	3.09%
Bloomberg Barclays 7-Year Municipal Bond Index†	–0.39%	2.32%	4.06%
Bloomberg Barclays Municipal Bond 1–15 Year Blend (1–17) Index†	0.45%	2.38%	3.78%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
Unadjusted for Sales Charge	–1.15%	0.99%	2.59%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.15%	0.99%	2.59%
Bloomberg Barclays 7-Year Municipal Bond Index†	–0.39%	2.32%	4.06%
Bloomberg Barclays Municipal Bond 1–15 Year Blend (1–17) Index†	0.45%	2.38%	3.78%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
No Sales Charges	–0.07%	2.01%	3.58%
Bloomberg Barclays 7-Year Municipal Bond Index†	–0.39%	2.32%	4.06%
Bloomberg Barclays Municipal Bond 1–15 Year Blend (1–17) Index†	0.45%	2.38%	3.78%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
No Sales Charges	–0.06%	2.01%	3.64%
Bloomberg Barclays 7-Year Municipal Bond Index†	–0.39%	2.32%	4.06%
Bloomberg Barclays Municipal Bond 1–15 Year Blend (1–17) Index†	0.45%	2.38%	3.78%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2017 are 0.79%, 1.55%, 0.62% and 0.55% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS Intermediate Tax/AMT Free Fund	|	9

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local taxes. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged, total return subset of the Bloomberg Barclays Municipal Bond Index. It includes maturities of six to eight years.

Effective August 1, 2017, the Bloomberg Barclays Municipal Bond 1–15 Year Blend (1–17) Index replaced the Bloomberg Barclays 7-Year Municipal Bond Index as the Fund’s primary comparative index. The Advisor believes that the Bloomberg Barclays Municipal Bond 1–15 Year Blend (1–17) Index more closely represents the fund’s duration and maturity profile, and is more suitable for performance comparison.

Bloomberg Barclays Municipal Bond 1–15 Year Blend (1–17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value weighted index of bonds with maturities of one year to 17 years designed for the tax-exempt bond market.

10	|	DWS Intermediate Tax/AMT Free Fund

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/18	$11.60	$11.59	$11.60	$11.60
5/31/17	$11.93	$11.93	$11.93	$11.93
Distribution Information as of 5/31/18
Income Dividends, Twelve Months	$.29	$.20	$.32	$.32
May Income Dividend	$.0244	$.0169	$.0268	$.0269
Capital Gain Distributions, Twelve Months	$.0031	$.0031	$.0031	$.0031
SEC 30-day Yield‡‡	1.67%	.96%	1.95%	1.96%
Tax Equivalent Yield‡‡	2.82%	1.62%	3.29%	3.31%
Current Annualized Distribution Rate‡‡	2.53%	1.75%	2.77%	2.78%

‡‡	The SEC yield is net investment income per share earned over the month ended May 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.87% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal federal income tax rate of 40.8%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.69% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Intermediate Tax/AMT Free Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	5/31/18	5/31/17
Revenue Bonds	61%	56%
General Obligation Bonds	16%	24%
Escrow to Maturity/Prerefunded Bonds	14%	11%
Lease Obligations	9%	9%
	100%	100%

Interest Rate Sensitivity	5/31/18	5/31/17
Effective Maturity	5.2 years	5.2 years
Modified Duration	4.4 years	4.4 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Quality (As a % of Investment Portfolio)	5/31/18	5/31/17
AAA	11%	20%
AA	51%	53%
A	32%	23%
BBB	3%	2%
CC	0%	0%
Not Rated	3%	2%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/18	5/31/17
Texas	16%	20%
New York	9%	8%
California	9%	9%
Illinois	8%	5%
Georgia	6%	4%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 64 for contact information.

12	|	DWS Intermediate Tax/AMT Free Fund

Investment Portfolio	as of May 31, 2018

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 99.9%
Alabama 0.7%
Alabama, State Public School & College Authority Revenue, Series B, 5.0%, 1/1/2024	9,680,000	11,138,486

Alaska 0.4%
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040	250,000	252,250
Alaska, State Housing Finance Corp., State Capital Project Bonds II, Series D, 5.0%, 12/1/2026	5,515,000	6,308,002

		6,560,252

Arizona 0.9%
Arizona, State School Facilities Board, Certificates of Participation, Series A, 5.0%, 9/1/2023	3,500,000	3,991,855
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, Prerefunded 10/1/2020 @ 100, 5.0%, 10/1/2030	3,750,000	4,018,387
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019, INS: NATL	895,000	935,982
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Series A, Prerefunded 7/1/2020 @ 100, 5.0%, 7/1/2028	4,000,000	4,259,480
Pima County, AZ, Sewer Revenue, Series A, 5.0%, 7/1/2021	650,000	708,676

		13,914,380

California 9.0%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series S-7, 4.0%, 4/1/2029	8,500,000	9,390,375
Series S-7, 4.0%, 4/1/2030	2,845,000	3,110,211
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, Prerefunded 7/1/2019 @ 100, 6.0%, 7/1/2029	4,000,000	4,193,840
California, State Economic Recovery, Series A, Prerefunded 7/1/2019 @ 100, 5.25%, 7/1/2021	5,000,000	5,202,450
California, State General Obligation, 5.25%, 10/1/2025	10,000,000	10,473,700
California, State General Obligation, Various Purposes:
4.0%, 9/1/2032	5,000,000	5,415,700
5.25%, 9/1/2027	10,000,000	11,048,100
6.0%, 3/1/2033	3,765,000	4,042,895
California, State Health Facilities Financing Authority Revenue, Sutter Health Obligated Group, Series A, 5.0%, 11/15/2032	2,000,000	2,377,620

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	13

	Principal Amount ($)	Value ($)
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, Prerefunded 11/1/2019 @ 100, 6.25%, 11/1/2021	7,000,000	7,462,560
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, Prerefunded 4/1/2019 @ 100, 6.125%, 4/1/2028	2,000,000	2,077,540
California, State Public Works Board, Lease Revenue, Judicial Council Projects, Series A, 5.0%, 3/1/2024	1,000,000	1,136,010
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2031	10,000,000	10,625,400
Orange County, CA, Airport Revenue, Series A, 5.25%, 7/1/2025	3,000,000	3,112,590
Sacramento, CA, Airport Systems Revenue:
Series E, 5.0%, 7/1/2031	1,750,000	2,099,510
Series E, 5.0%, 7/1/2032	1,500,000	1,793,745
Sacramento, CA, Municipal Utility District, Series U, 5.0%, 8/15/2023, INS: AGMC	4,295,000	4,326,268
San Bernardino County, CA, Multi-Family Housing Revenue, WLP Evergreen Apartments LLC, Series A, 0.82%**, 6/7/2018, LIQ: Fannie Mae, LOC: Fannie Mae	1,300,000	1,300,000
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, Prerefunded 5/15/2019 @ 100, 5.125%, 5/15/2029	4,000,000	4,139,280
San Diego, CA, Public Facilities Financing Authority, Water Revenue:
Series A, Prerefunded 8/1/2020 @ 100, 5.25%, 8/1/2027	5,000,000	5,382,200
Series A, Prerefunded 8/1/2020 @ 100, 5.25%, 8/1/2028	5,000,000	5,382,200
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 5.25%, 5/1/2024	9,000,000	9,299,070
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2025	1,145,000	1,212,085
Series C, Prerefunded 5/1/2020 @ 100, 5.0%, 5/1/2025	855,000	907,745
Series C, 5.0%, 5/1/2026	1,635,000	1,731,743
Series C, Prerefunded 5/1/2020 @ 100, 5.0%, 5/1/2026	1,215,000	1,289,953
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, 4.0%, 11/1/2030	13,000,000	14,356,030
Ventura County, CA, Certificates of Participation, Public Financing Authority III, Prerefunded 8/15/2019 @ 100, 6.0%, 8/15/2026	3,370,000	3,551,239

		136,440,059

Colorado 0.9%
Colorado, Health Facilities Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	2,500,000	2,626,525

The accompanying notes are an integral part of the financial statements.

14	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
Colorado, State Building Excellent School Today, Certificate of Participation, Series G, Prerefunded 3/15/2021 @ 100, 5.0%, 3/15/2025	3,285,000	3,555,717
Colorado, State Health Facilities Authority, Hospital Revenue, Valley View Hospital Association Project, 2.8%, Mandatory Put 5/15/2023 @ 100, 5/15/2042	3,000,000	3,012,480
Colorado, University Enterprise System Revenue, Series A, Prerefunded 6/1/2019 @ 100, 5.5%, 6/1/2023	1,000,000	1,037,110
Denver City & County, CO, Airport Revenue System:
Series B, 5.0%, 11/15/2020	500,000	537,760
Series B, 5.0%, 11/15/2021	500,000	550,600
Series B, 5.0%, 11/15/2022	2,350,000	2,634,117

		13,954,309

Connecticut 2.1%
Connecticut, State General Obligation:
Series F, 5.0%, 11/15/2028	3,000,000	3,353,160
Series A, 5.0%, 3/15/2029	4,340,000	4,812,583
Connecticut, State Housing Finance Program Authority Revenue, Series A-1, 4.0%, 11/15/2047	5,435,000	5,733,544
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series A, 5.0%, 10/1/2027	8,000,000	8,873,120
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure Purpose, Series A, 5.0%, 1/1/2027	8,000,000	9,247,440

		32,019,847

Delaware 0.4%
Delaware, Transportation Authority Revenue, 5.0%, 9/1/2024	5,115,000	5,441,490

District of Columbia 0.4%
District of Columbia, General Obligation, Series E, 5.0%, 6/1/2027	2,500,000	2,981,825
Washington, DC, Convention & Sports Authority, Dedicated Tax Revenue:
Series A, 5.0%, 10/1/2029	1,455,000	1,713,437
Series A, 5.0%, 10/1/2030	1,455,000	1,708,228

		6,403,490

Florida 5.7%
Broward County, FL, School Board Certificates of Participation, Series A, 5.0%, 7/1/2023	1,875,000	2,126,737
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, ETM, 5.75%, 5/1/2021, INS: NATL	1,345,000	1,436,837
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	375,000	380,809

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	15

	Principal Amount ($)	Value ($)
Florida, Jacksonville Electric Authority, Water & Sewer System Revenue:
Series A, 5.0%, 10/1/2026	2,440,000	2,811,539
Series A, Prerefunded 4/1/2024 @ 100, 5.0%, 10/1/2026	2,560,000	2,946,790
Florida, Reedy Creek Improvement District:
Series A, 4.0%, 6/1/2031	2,385,000	2,560,059
Series A, 4.0%, 6/1/2032	1,500,000	1,605,225
Florida, State Board of Public Education, Capital Outlay, Series C, 4.0%, 6/1/2030	3,345,000	3,667,692
Florida, Tohopekaliga Water Utility System Revenue, 4.0%, 10/1/2032	2,145,000	2,303,558
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, 5.0%, 10/1/2021	1,335,000	1,462,279
Lee County, FL, School Board Certificates of Participation, Series A, 5.0%, 8/1/2027	4,360,000	4,986,445
Miami-Dade County, FL, Aviation Revenue:
Series B, 5.0%, 10/1/2024	4,000,000	4,258,000
Series A, Prerefunded 10/1/2019 @ 100, 5.75%, 10/1/2026	8,000,000	8,420,320
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A-1, 5.5%, 10/1/2025	2,275,000	2,446,853
Series A-1, Prerefunded 10/1/2020 @ 100, 5.5%, 10/1/2025	725,000	784,240
Series A-1, 5.5%, 10/1/2026	3,335,000	3,589,294
Series A-1, Prerefunded 10/1/2020 @ 100, 5.5%, 10/1/2026	1,065,000	1,152,021
Miami-Dade County, FL, School Board, Certificates of Participation, Series D, 5.0%, 2/1/2029	7,000,000	7,987,280
Miami-Dade County, FL, Water & Sewer Systems Revenue, Prerefunded 10/1/2020 @ 100, 5.0%, 10/1/2027, INS: AGMC	10,000,000	10,715,700
Monroe County, FL, School District, Sales Tax Revenue, 5.0%, 10/1/2023, INS: AGMC	1,200,000	1,366,632
Orlando & Orange County, FL, Expressway Authority Revenue, Series A, Prerefunded 7/1/2020 @ 100, 5.0%, 7/1/2028	7,500,000	7,970,775
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2023	3,000,000	3,418,200
South Miami, FL, Health Facilities Authority, Baptist Health South Florida:
5.0%, 8/15/2024	1,625,000	1,854,824
5.0%, 8/15/2029	3,000,000	3,497,370
5.0%, 8/15/2030	2,250,000	2,617,110

		86,366,589

The accompanying notes are an integral part of the financial statements.

16	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
Georgia 5.8%
Atlanta, GA, Airport Passenger Facility Charge Revenue, Series B, 5.0%, 1/1/2021	8,345,000	8,753,738
Atlanta, GA, Airport Revenue, Series C, 5.75%, 1/1/2023	2,460,000	2,694,266
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.0%, 11/1/2022	3,000,000	3,376,560
Series B, 5.25%, 11/1/2027, INS: AGMC	10,000,000	12,028,600
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., Series E, 3.25%, Mandatory Put 2/3/2025 @ 100, 11/1/2045	8,800,000	8,784,072
Cobb County, GA, Kennestone Hospital Authority, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2033	1,000,000	1,139,870
DeKalb County, GA, Water & Sewer Revenue, Series A, 5.25%, 10/1/2029	10,300,000	11,346,892
Fulton County, GA, Development Authority Hospital Revenue, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2033	1,000,000	1,139,870
Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Health System Obligated Group:
Series B, 5.5%, 2/15/2029	2,110,000	2,229,300
Series B, Prerefunded 2/15/2020 @ 100, 5.5%, 2/15/2029	6,790,000	7,192,647
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	1,705,000	1,976,879
Georgia, Main Street Natural Gas, Inc., Gas Supply Revenue:
Series A, 4.0%, Mandatory Put 9/1/2023 @ 100, 4/1/2048, LIQ: Royal Bank of Canada	9,320,000	10,016,763
Series C, 4.0%, Mandatory Put 12/1/2023 @ 100, 8/1/2048	8,250,000	8,870,565
Georgia, Municipal Electric Authority, Combined Cycle Project:
Series A, 5.0%, 11/1/2022	1,000,000	1,112,110
Series A, 5.0%, 11/1/2027	1,000,000	1,064,340
Georgia, Municipal Electric Authority, General Resolution Projects, Series A, 5.25%, 1/1/2019	2,500,000	2,547,625
Georgia, Municipal Electric Authority, Project One, Series A, 5.0%, 1/1/2021	3,420,000	3,657,519

		87,931,616

Guam 0.1%
Guam, Government Limited Obligation Revenue, Section 30, Series A, Prerefunded 12/1/2019 @ 100, 5.375%, 12/1/2024	1,000,000	1,052,080

Hawaii 1.7%
Hawaii, State Airports Systems Revenue:
Series A, 5.25%, 7/1/2027	2,335,000	2,495,344

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	17

	Principal Amount ($)	Value ($)
Series A, 5.25%, 7/1/2028	5,010,000	5,354,037
Series A, 5.25%, 7/1/2029	3,155,000	3,371,654
Hawaii, State General Obligation:
Series FH, 4.0%, 10/1/2031	8,000,000	8,634,160
Series FK, 4.0%, 5/1/2032	4,400,000	4,741,616
Honolulu City & County, HI, Wastewater Systems Revenue, Series B, 4.0%, 7/1/2030	1,000,000	1,083,910

		25,680,721

Illinois 8.0%
Chicago, IL, O’Hare International Airport Revenue:
Series D, 5.0%, 1/1/2023	6,540,000	7,372,215
Series B, 5.0%, 1/1/2029	5,000,000	5,653,100
Series C, 5.25%, 1/1/2030, INS: AGC	10,000,000	10,463,100
Chicago, IL, O’Hare International Airport Revenue, Senior Lien:
Series C, 5.0%, 1/1/2030	1,250,000	1,432,837
Series B, 5.0%, 1/1/2033	3,000,000	3,450,630
Chicago, IL, Waterworks Revenue:
Series 2017-2, 5.0%, 11/1/2023	650,000	725,784
Series 2017-2, 5.0%, 11/1/2024	1,000,000	1,125,720
Illinois, Railsplitter Tobacco Settlement Authority Revenue:
5.0%, 6/1/2019	3,500,000	3,603,985
5.0%, 6/1/2025	13,000,000	14,884,480
5.25%, 6/1/2020	3,000,000	3,182,790
Illinois, Regional Transportation Authority, Series A, 5.5%, 7/1/2024, INS: NATL	5,000,000	5,831,250
Illinois, State Finance Authority Revenue, Northwestern Memorial Healthcare:
Series A, 5.0%, 7/15/2024	1,800,000	2,069,028
Series A, 5.0%, 7/15/2025	2,000,000	2,329,620
Illinois, State Finance Authority Revenue, OSF Healthcare System, Series B, 1.06%**, 6/7/2018, LOC: PNC Bank NA	750,000	750,000
Illinois, State Finance Authority Revenue, Uhlich Children’s Advantage, 1.04%**, 6/7/2018, LOC: U.S. Bank NA	3,735,000	3,735,000
Illinois, State Finance Authority Revenue, University of Chicago, Series A, 5.0%, 10/1/2026	6,330,000	7,318,429
Illinois, State General Obligation, Series A, 5.0%, 12/1/2024	5,000,000	5,342,300
Illinois, State Municipal Electric Agency, Power Supply Revenue, Series A, 5.0%, 2/1/2028	10,000,000	11,424,700
Illinois, State Toll Highway Authority Revenue:
Series D, 5.0%, 1/1/2024	11,840,000	13,530,160
Series A, 5.0%, 1/1/2027	1,250,000	1,393,438
Series A, 5.0%, 1/1/2028	1,250,000	1,394,588
Series A-1, 5.25%, 1/1/2030	5,000,000	5,235,500

The accompanying notes are an integral part of the financial statements.

18	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
Illinois, Will, Grundy Etc. Counties, Community College District Number 525, Joliet Jr. College, 6.25%, 6/1/2021	430,000	431,436
Northern, IL, Municipal Power Agency, Power Project Revenue, Series A, 5.0%, 12/1/2028	3,435,000	3,943,861
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	600,000	601,578
Springfield, IL, Electric Revenue, Senior Lien, 5.0%, 3/1/2029	3,500,000	3,912,895

		121,138,424

Indiana 1.6%
Indiana, Rockport Pollution Control Revenue, Michigan Power Co. Project, Series A, 3.05%, 6/1/2025 (a)	3,700,000	3,720,868
Indiana, Transportation Finance Authority Highway Revenue, Series A, 5.5%, 12/1/2022	10,000,000	11,059,200
Indiana, Wastewater Utility Revenue, CWA Authority Project, Series A, 5.0%, 10/1/2027	1,565,000	1,734,552
Indianapolis, IN, Local Public Improvement Bond Bank, Series K, 5.0%, 6/1/2026	5,355,000	5,783,614
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service, Series C, 5.85%, 4/1/2019, INS: NATL	2,000,000	2,062,260

		24,360,494

Iowa 0.0%
Iowa, State Finance Authority, Single Family Mortgage Revenue, Mortgage Backed Securities Program, Series B, 0.95%**, 6/7/2018, SPA: Federal Home Loan Bank	700,000	700,000

Kansas 0.8%
Kansas, State Development Finance Authority, Hospital Revenue, Adventist Health System:
Series C, 5.5%, 11/15/2022	4,365,000	4,608,174
Series C, Prerefunded 11/15/2019 @ 100, 5.5%, 11/15/2022	105,000	110,246
Kansas, State Development Finance Authority, Sisters of Charity of Leavenworth Health System, Inc.:
Series A, 5.25%, 1/1/2025	995,000	1,045,357
Series A, Prerefunded 1/1/2020 @ 100, 5.25%, 1/1/2025	6,505,000	6,839,357

		12,603,134

Kentucky 0.1%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019, INS: NATL	1,000,000	1,042,400

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	19

	Principal Amount ($)	Value ($)
Louisiana 0.2%
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Facilities Corp. Project, Series B, Prerefunded 10/1/2019 @ 100, 5.0%, 10/1/2027, INS: AGC	1,365,000	1,422,453
Louisiana, Regional Transit Authority, Sales Tax Revenue, 5.0%, 12/1/2025, INS: AGMC	1,550,000	1,656,609

		3,079,062

Maine 0.6%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.25%, 7/1/2031	8,040,000	8,536,309

Maryland 0.1%
Maryland, State Economic Development Corp. Revenue, Transportation Facilities Projects:
Series A, 5.0%, 6/1/2031	1,000,000	1,141,860
Series A, 5.0%, 6/1/2032	500,000	569,565

		1,711,425

Massachusetts 3.0%
Massachusetts, Metropolitan Boston Transit Parking Corp., Systemwide Parking Revenue, Senior Lien, 5.0%, 7/1/2028	3,760,000	4,071,328
Massachusetts, State Development Finance Agency Revenue, Series H-1, 5.0%, 7/1/2022	2,740,000	3,026,166
Massachusetts, State Development Finance Agency Revenue, CareGroup Obligated Group:
Series I, 5.0%, 7/1/2027	3,300,000	3,816,219
Series I, 5.0%, 7/1/2028	5,000,000	5,751,000
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System Issue, Series S-1, 5.0%, 7/1/2029	9,025,000	10,740,743
Massachusetts, State Development Finance Agency Revenue, Suffolk University:
Series A, 6.0%, 7/1/2024	1,785,000	1,865,807
Series A, Prerefunded 7/1/2019 @ 100, 6.0%, 7/1/2024	3,215,000	3,362,311
5.0%, 7/1/2031	5,860,000	6,640,552
Massachusetts, State Housing Finance Agency, Series 162, 2.75%, 12/1/2041	515,000	518,579
Massachusetts, State Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs:
Series A, 5.0%, 6/1/2031	2,750,000	3,140,225
Series A, 5.0%, 6/1/2032	2,800,000	3,190,600

		46,123,530

The accompanying notes are an integral part of the financial statements.

20	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
Michigan 4.9%
Detroit, MI, City School District Building & Site:
Series A, 5.0%, 5/1/2020	3,110,000	3,280,179
Series A, 5.0%, 5/1/2021	2,100,000	2,265,354
Michigan, Great Lakes Water Authority, Water Supply Systems Revenue, Senior Lien, Series C, 5.0%, 7/1/2031	10,000,000	11,486,400
Michigan, State Building Authority Revenue, Facilities Program:
Series II-A, 5.0%, 10/15/2024	1,610,000	1,758,635
Series I, 5.0%, 4/15/2027	11,225,000	13,027,735
Michigan, State Finance Authority Revenue, Series C-3, 5.0%, 4/1/2023	3,000,000	3,315,810
Michigan, State Finance Authority Revenue, Clean Water Revolving Fund, Series B, 4.0%, 10/1/2030	7,500,000	8,111,850
Michigan, State Finance Authority Revenue, Henry Ford Health System:
5.0%, 11/15/2028	2,000,000	2,317,520
5.0%, 11/15/2031	10,700,000	12,251,821
Michigan, State Finance Authority Revenue, Trinity Health Corp.:
Series A, 5.0%, 12/1/2024	1,500,000	1,730,220
5.5%, 12/1/2026	2,000,000	2,381,280
Michigan, State Hospital Finance Authority Revenue, Ascension Health Credit Group, 5.0%, 11/15/2027	2,250,000	2,597,355
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2025	5,920,000	6,187,644
Michigan, State Trunk Line, 5.0%, 11/1/2024	3,000,000	3,133,290

		73,845,093

Minnesota 0.8%
Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue:
Series A, 5.0%, 1/1/2027	2,000,000	2,265,340
Series A, 5.0%, 1/1/2028	3,500,000	3,950,695
Minnesota, State General Fund Revenue, Series B, 5.0%, 3/1/2023	5,945,000	6,575,646

		12,791,681

Mississippi 1.1%
Mississippi, Development Bank Special Obligation, Department of Corrections:
Series C, Prerefunded 8/1/2020 @ 100, 5.25%, 8/1/2027	6,110,000	6,551,448
Series D, Prerefunded 8/1/2020 @ 100, 5.25%, 8/1/2027	5,000,000	5,361,250

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	21

	Principal Amount ($)	Value ($)
Mississippi, State Gaming Tax Revenue, Series E, 5.0%, 10/15/2028	4,755,000	5,473,908

		17,386,606

Missouri 0.4%
Cape Girardeau County, MO, Industrial Development Authority, St. Francis Medical Center:
Series A, 5.0%, 6/1/2022	1,570,000	1,740,282
Series A, 5.0%, 6/1/2023	1,375,000	1,519,691
Kansas City, MO, Sanitary Sewer System Revenue:
Series B, 5.0%, 1/1/2027 (a)	700,000	806,491
Series B, 5.0%, 1/1/2030 (a)	625,000	732,369
Series B, 5.0%, 1/1/2032 (a)	650,000	751,946
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	230,000	233,446
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	190,000	195,740

		5,979,965

Nebraska 0.3%
Nebraska, Central Plains Energy Project, Gas Project Revenue, Series A, 5.0%, 9/1/2029	2,080,000	2,418,249
Nebraska, State Investment Finance Authority, Single Family Housing Revenue:
Series E, 3.0%, 3/1/2043	350,000	351,512
Series C, 4.5%, 9/1/2043	1,155,000	1,171,667

		3,941,428

Nevada 0.8%
Clark County, NV, Board Bank:
5.0%, 6/1/2024	3,040,000	3,136,702
5.0%, 6/1/2025	3,190,000	3,290,836
Clark County, NV, General Obligation, Series A, 5.0%, 12/1/2026	3,025,000	3,165,935
Las Vegas Valley, NV, Water District, Series A, 5.0%, 6/1/2027	2,000,000	2,327,280

		11,920,753

New Hampshire 0.7%
New Hampshire, State Municipal Bond Bank:
Series B, 4.0%, 8/15/2030	2,875,000	3,138,322
Series B, 4.0%, 8/15/2031	4,515,000	4,894,305
New Hampshire, State Turnpike Systems, Series B, 5.0%, 2/1/2024	1,775,000	1,953,334

		9,985,961

The accompanying notes are an integral part of the financial statements.

22	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
New Jersey 2.7%
New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 3.125%, 7/1/2029	2,060,000	1,998,777
New Jersey, State Health Care Facilities Financing Authority Revenue, Princeton Healthcare System, Series A, 5.0%, 7/1/2024	2,000,000	2,269,300
New Jersey, State Transportation Trust Fund Authority:
Series B, 5.25%, 6/15/2025	5,000,000	5,347,500
Series B, 5.25%, 6/15/2026	5,000,000	5,326,500
New Jersey, State Turnpike Authority Revenue:
Series B, 5.0%, 1/1/2028	7,870,000	8,737,038
Series A, 5.0%, 1/1/2032	12,000,000	13,920,600
New Jersey, Tobacco Settlement Financing Corp., Series A, 5.0%, 6/1/2029	3,000,000	3,469,800

		41,069,515

New Mexico 0.0%
New Mexico, Mortgage Finance Authority, Single Family Mortgage:
“I”, Series E, 5.3%, 9/1/2040	330,000	342,272
“I”, Series D, 5.35%, 9/1/2040	215,000	220,388
“I”, Series B-2, 5.65%, 9/1/2039	65,000	65,714

		628,374

New York 9.1%
Nassau County, NY, Sewer & Storm Water Finance Authority Systems Revenue, Series A, 5.0%, 10/1/2023	3,000,000	3,458,940
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-2B, MUNIPSA + 0.58%, 1.64%*, Mandatory Put 11/1/2019 @ 100, 11/1/2031	5,000,000	5,013,250
New York, State Dormitory Authority Revenues, Non State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series A, 5.0%, 5/1/2028	8,820,000	10,084,523
New York, State Dormitory Authority Revenues, Non-State Supported Debt:
Series A, 5.0%, 7/1/2023	1,945,000	2,230,293
Series A, 5.0%, 7/1/2024	2,000,000	2,329,140
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Mount Sinai School of Medicine, Series A, 5.0%, 7/1/2021	1,000,000	1,058,570
New York, State Dormitory Authority Revenues, Non-State Supported Debt, School Districts Financing Program, Series A, 5.0%, 10/1/2024 (a)	3,665,000	4,250,594
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2029	10,000,000	10,890,200

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	23

	Principal Amount ($)	Value ($)
New York, State Thruway Authority:
Series J, 5.0%, 1/1/2028	10,000,000	11,321,100
Series L, 5.0%, 1/1/2030	1,700,000	2,023,187
New York, TSASC, Inc., Series A, 5.0%, 6/1/2022	1,000,000	1,096,010
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Jamaica First Parking LLC Project, 1.04%**, 6/7/2018, LOC: TD Bank NA	1,230,000	1,230,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series B1, 5.0%, 11/1/2027	750,000	860,363
Series B1, 5.0%, 11/1/2028	1,175,000	1,344,412
Series D-1, 5.0%, 11/1/2028	4,715,000	5,164,009
Series E-1, 5.0%, 2/1/2029	3,055,000	3,352,862
Series B1, 5.0%, 11/1/2029	935,000	1,069,257
New York City, NY, Transitional Finance Authority, Building Aid Revenue:
Series S-2, 5.0%, 7/15/2028	6,750,000	7,819,537
Series S-2, 5.0%, 7/15/2031	12,110,000	14,282,292
New York, NY, General Obligation:
Series F, 5.0%, 8/1/2024	9,000,000	9,897,480
Series B, 5.0%, 8/1/2026	2,870,000	3,305,379
Series D-1, 5.0%, 8/1/2029	8,620,000	9,718,878
Port Authority of New York & New Jersey, Two Hundred Ninth Series, 5.0%, 7/15/2031	17,000,000	20,423,290
Triborough, NY, Bridge & Tunnel Authority Revenues, Series A, 5.0%, 11/15/2028	4,975,000	5,579,860

		137,803,426

North Carolina 0.8%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,000,000	1,073,530
North Carolina, State Limited Obligation, Series B, 5.0%, 6/1/2024	10,000,000	11,594,200

		12,667,730

North Dakota 0.1%
Fargo, ND, Sanford Health Systems Revenue, 5.5%, 11/1/2021	1,250,000	1,389,500

Ohio 1.6%
Cleveland, OH, Airport Systems Revenue:
Series A, 5.0%, 1/1/2027	3,000,000	3,229,320
Series A, 5.0%, 1/1/2031, INS: AGMC	1,000,000	1,111,580
Columbus, OH, General Obligation:
Series A, 4.0%, 4/1/2031	2,055,000	2,249,937
Series 1, 5.0%, 7/1/2023	5,125,000	5,860,745

The accompanying notes are an integral part of the financial statements.

24	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
Lucas County, OH, Hospital Revenue, Promedica Healthcare:
Series D, 5.0%, 11/15/2024	1,805,000	1,959,364
Series D, Prerefunded 11/15/2021 @ 100, 5.0%, 11/15/2024	995,000	1,093,246
Ohio, State Capital Facilities Lease Appropriation-Administration Building Fund Projects, Series A, 5.0%, 10/1/2022	2,355,000	2,634,845
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems 2010 Project, 5.5%, 11/15/2030, INS: AGMC	5,000,000	5,318,700
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	20,000	20,137
Ohio, State Turnpike Commission, Infrastructure Projects, Series A-1, 5.25%, 2/15/2029	1,310,000	1,471,143

		24,949,017

Oregon 2.0%
Oregon, Portland Community College District:
5.0%, 6/15/2030	1,250,000	1,469,125
5.0%, 6/15/2031	1,250,000	1,465,162
Oregon, State General Obligation:
Series L, 5.0%, 5/1/2025	3,000,000	3,259,200
Series J, Prerefunded 5/1/2021 @ 100, 5.0%, 5/1/2029	5,425,000	5,900,176
Oregon, State Housing & Community Services Department, Mortgage Revenue, Series A, 4.5%, 1/1/2049 (a)	5,250,000	5,700,870
Port of Portland, OR, Airport Revenue, Passenger Facility Charge, Portland International Airport:
Series A, 5.5%, 7/1/2026	4,025,000	4,426,574
Series A, 5.5%, 7/1/2029	7,000,000	7,669,970

		29,891,077

Pennsylvania 4.7%
Montgomery County, PA, Higher Education & Health Authority, State Presbyterian Homes, Inc. Project:
5.0%, 12/1/2027	2,735,000	3,087,979
5.0%, 12/1/2032	2,745,000	3,071,929
Pennsylvania, Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds:
5.0%, 6/1/2027	740,000	852,732
5.0%, 6/1/2028	740,000	857,260
5.0%, 6/1/2029	740,000	853,827
5.0%, 6/1/2030	495,000	567,488
5.0%, 6/1/2031	495,000	566,127
Pennsylvania, Commonwealth Systems of Higher Education, University of Pittsburgh Capital Project, Series B, Prerefunded 3/15/2019 @ 100, 5.5%, 9/15/2024	1,000,000	1,030,110

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	25

	Principal Amount ($)	Value ($)
Pennsylvania, Delaware River Joint Toll Bridge Commission Revenue:
5.0%, 7/1/2031	1,000,000	1,178,720
5.0%, 7/1/2032	1,500,000	1,764,120
Pennsylvania, State Certificates of Participation:
Series A, 5.0%,7/1/2029	300,000	343,734
Series A, 5.0%, 7/1/2031	850,000	969,365
Pennsylvania, State Economic Development Financing Authority Revenue, UPMC Obligated Group, Series A, 5.0%, 2/1/2028	3,000,000	3,405,360
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue, Series B, 5.0%, 7/1/2021	1,760,000	1,776,016
Pennsylvania, State Housing Finance Agency, Single Family Mortgage Revenue:
Series 119, 3.5%, 10/1/2041	4,585,000	4,717,415
Series 122, 4.0%, 10/1/2046	8,030,000	8,441,136
Pennsylvania, State Public School Building Authority, School District Project, Series A, 1.06%**, 6/7/2018, LOC: PNC Bank NA	750,000	750,000
Pennsylvania, State Turnpike Commission Revenue:
Series B-1, MUNIPSA + 0.88%, 1.94%*, 12/1/2020	3,000,000	3,033,240
Series B, MUNIPSA + 1.15%, 2.21%*, 12/1/2019	500,000	505,690
Series C, 5.0%, 12/1/2028	2,950,000	3,364,740
Series B, 5.0%, 6/1/2029	5,000,000	5,633,950
Series A-2, 5.0%, 12/1/2030	3,500,000	4,068,190
Series A-1, 5.0%, 12/1/2031	1,000,000	1,157,870
Series C, Prerefunded 12/1/2023 @ 100, 5.5%, 12/1/2026	2,120,000	2,471,687
Series C, Prerefunded 12/1/2023 @ 100, 5.5%, 12/1/2027	2,820,000	3,287,810
Series C, Prerefunded 12/1/2023 @ 100, 5.5%, 12/1/2028	1,000,000	1,165,890
Philadelphia, PA, Gas Works Revenue, 1998 General Ordinance, Series 14, 5.0%, 10/1/2029	1,500,000	1,720,680
Philadelphia, PA, School District:
Series F, 5.0%, 9/1/2030	8,970,000	10,186,780
Series F, Prerefunded 9/1/2026 @ 100, 5.0%, 9/1/2030	30,000	35,677

		70,865,522

Puerto Rico 0.0%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A, Prerefunded 8/1/2019 @ 100, 5.5%, 8/1/2028	45,000	46,920

South Carolina 0.6%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2025	2,755,000	3,019,425
South Carolina, Beaufort-Jasper Water & Sewer Authority, Waterworks & Sewer System Revenue:
Series B, 5.0%, 3/1/2023	1,880,000	2,130,228
Series B, 5.0%, 3/1/2024	500,000	577,150

The accompanying notes are an integral part of the financial statements.

26	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
South Carolina, SCAGO Educational Facilities Corp. for Pickens School District, 5.0%, 12/1/2026	2,970,000	3,400,531

		9,127,334

Tennessee 0.9%
Greeneville, TN, Health & Educational Facilities Board, Hospital Revenue, Ballad Health Obligation Group, Series A, 5.0%, 7/1/2035 (a)	2,500,000	2,863,850
Tennessee, Housing Development Agency, Residential Financing Program Revenue, Series 1C, 3.0%, 7/1/2038	3,335,000	3,381,156
Tennessee, State Energy Acquisition Corp., Gas Revenue, Series A, 4.0%*, Mandatory Put 5/1/2023 @ 100, 5/1/2048	5,250,000	5,604,007
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, 4.0%, 7/1/2038	985,000	1,012,935
Series 1C, 4.5%, 7/1/2037	1,040,000	1,079,458

		13,941,406

Texas 16.3%
Allen, TX, Independent School District, 5.0%, 2/15/2025	520,000	560,321
Bexar County, TX, General Obligation Ltd., 5.0%, 6/15/2025	4,440,000	5,220,374
Dallas, TX, Waterworks & Sewer Systems Revenue:
5.0%, 10/1/2029	970,000	1,036,445
Prerefunded 10/1/2020 @ 100, 5.0%, 10/1/2029	3,030,000	3,239,706
5.0%, 10/1/2030	1,210,000	1,292,316
Prerefunded 10/1/2020 @ 100, 5.0%, 10/1/2030	3,790,000	4,052,306
Dallas-Fort Worth, TX, International Airport Revenue, Series B, 5.0%, 11/1/2028	5,000,000	5,551,700
Denton County, TX, General Obligation, 4.0%, 7/15/2030	3,000,000	3,234,690
El Paso, TX, Independent School District, School Building Improvements, 5.0%, 8/15/2022	680,000	684,719
Fort Bend County, TX, General Obligation:
Series B, 5.0%, 3/1/2027	4,470,000	5,174,204
Series B, 5.0%, 3/1/2028	7,800,000	9,018,360
Frisco, TX, Independent School District:
4.0%, 8/15/2029	6,940,000	7,606,795
4.0%, 8/15/2030	8,170,000	8,915,267
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Hospital Health System, Series B, MUNIPSA + 0.58%, 1.64%*, Mandatory Put 12/1/2019 @ 100, 12/1/2042	6,000,000	6,002,640
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utility Revenue, Teco Project, 5.0%, 11/15/2025	1,275,000	1,493,191
Harris County, TX, Metropolitan Transit Authority, Sales & Use Tax, Series A, 5.0%, 11/1/2031	2,795,000	3,049,624

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	27

	Principal Amount ($)	Value ($)
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2026	4,000,000	4,337,400
Series B, 5.0%, 7/1/2027	9,600,000	10,528,032
Series B, 5.0%, 7/1/2029	2,500,000	2,982,300
Series B, 5.0%, 7/1/2030	2,000,000	2,378,100
Houston, TX, General Obligation, Series A, 5.0%, 3/1/2026	865,000	884,956
Houston, TX, Utility System Revenue, SIFMA Index, Series A, MUNIPSA + 0.90%, 1.96%*, Mandatory Put 5/1/2020 @ 100, 5/15/2034	12,000,000	12,084,720
Houston, TX, Utility Systems Revenue:
Series C, 5.0%, 5/15/2022	2,000,000	2,225,000
Series A, 5.25%, 11/15/2028	2,500,000	2,694,950
Humble, TX, Independent School District, School Building, Series A, 5.0%, 2/15/2029	1,335,000	1,436,326
Longview, TX, Independent School District, School Building Improvements, Prerefunded 8/15/2018 @ 100, 5.0%, 2/15/2022	265,000	266,760
Lubbock, TX, General Obligation, 5.0%, 2/15/2029	2,000,000	2,152,900
Magnolia, TX, Independent School District, 4.0%, 8/15/2030	1,305,000	1,408,160
North Texas, Tollway Authority Revenue:
Series A, 5.0%, 1/1/2027	1,945,000	2,226,675
Series A, 5.0%, 1/1/2028	1,150,000	1,312,806
Series B, 5.0%, 1/1/2029	2,845,000	3,255,164
North Texas, Tollway Authority Revenue, First Tier, Series A, 5.0%, 1/1/2025	1,480,000	1,689,598
North Texas, Tollway Authority Revenue, Special Projects Systems:
Series D, Prerefunded 9/1/2021 @ 100, 5.25%, 9/1/2027	9,080,000	10,013,515
Series A, Prerefunded 9/1/2021 @ 100, 5.5%, 9/1/2028	1,240,000	1,375,110
Pearland, TX, Independent School District, School Building:
4.0%, 2/15/2031	3,815,000	4,110,701
4.0%, 2/15/2032	3,650,000	3,917,253
Plano, TX, General Obligation:
5.0%, 9/1/2029	645,000	678,966
Prerefunded 3/1/2020 @ 100, 5.0%, 9/1/2029	990,000	1,042,480
San Antonio, TX, Water Systems Revenue, Junior Lien, Series E, 5.0%, 5/15/2027	1,900,000	2,141,414
Socorro, TX, Independent School District:
Series A, 4.0%, 8/15/2031	3,140,000	3,435,568
Series B, 4.0%, 8/15/2031	9,035,000	9,885,465
Series A, 4.0%, 8/15/2032	1,500,000	1,636,110
Series B, 4.0%, 8/15/2032	3,000,000	3,272,220
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, Prerefunded 8/15/2020 @ 100, 5.25%, 8/15/2023	2,500,000	2,680,793
Texas, Aldine Independent School District, 4.0%, 2/15/2032	3,000,000	3,244,770

The accompanying notes are an integral part of the financial statements.

28	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
Texas, Dallas-Fort Worth International Airport Revenue:
Series D, 5.0%, 11/1/2024	2,250,000	2,411,752
Series C, 5.0%, 11/1/2025	4,605,000	4,932,646
Series C, 5.0%, 11/1/2026	3,290,000	3,521,682
Texas, Grand Parkway Transportation Corp., 5.0%, 2/1/2023	6,460,000	7,192,887
Texas, Grapevine-Colleyville Independent School District Building, 5.0%, 8/15/2031	3,465,000	3,763,960
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	13,680,000	16,013,945
Texas, New Hope Cultural Education Facilities Finance Corp., Hospital Revenue, Children’s Health Care System, Series A, 5.0%, 8/15/2029	1,290,000	1,517,517
Texas, New Hope Cultural Education Facilities Finance Corp., Hospital Revenue, Children’s Health Care System of Texas Project, Series A, 5.0%, 8/15/2024	1,250,000	1,446,987
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020, GTY: The Goldman Sachs Group, Inc.	3,790,000	4,057,915
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue, 5.0%, 12/15/2022, GTY: Macquarie Group Ltd.	5,000,000	5,552,600
Texas, State University Systems Financing Revenue, Series A, 5.0%, 3/15/2027	4,000,000	4,625,400
Texas, State Veterans Housing Assistance Program, Fund II, Series A, 5.25%, 12/1/2023	4,000,000	4,137,040
Texas, State Water Development Board, Series A, 4.0%, 10/15/2032	5,000,000	5,405,400
Victoria, TX, Independent School District:
4.0%, 2/15/2028	5,000,000	5,437,200
4.0%, 2/15/2029	3,625,000	3,928,014
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2026	2,640,000	2,763,262
5.0%, 12/15/2027	2,770,000	2,897,198
5.0%, 12/15/2028	2,905,000	3,036,596

		248,072,871

Utah 0.2%
Riverton, UT, Hospital Revenue, IHC Health Services, Inc., 5.0%, 8/15/2020	2,825,000	2,935,966

Virginia 2.3%
Virginia, State College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 4.0%, 2/1/2029	18,755,000	20,282,594

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	29

	Principal Amount ($)	Value ($)
Virginia, State Public Building Authority, Public Facilities Revenue, Series A, 4.0%, 8/1/2030	6,370,000	6,940,561
Virginia, State Public School Authority, School Financing, Series B, 4.0%, 8/1/2029	7,060,000	7,754,916

		34,978,071

Washington 4.8%
Port of Seattle, WA, Revenue Bond, Series B, 5.0%, 3/1/2022	1,250,000	1,377,375
Seattle, WA, Municipal Light & Power Revenue, Series B, 5.0%, 2/1/2025	7,250,000	7,611,340
Seattle, WA, Solid Waste Revenue, 4.0%, 6/1/2031	5,150,000	5,528,679
Washington, State General Obligation:
Series 2011-A, Prerefunded 8/1/2020 @ 100, 5.0%, 8/1/2028	10,000,000	10,669,800
Series R-2015-C, 5.0%, 7/1/2030	3,095,000	3,549,253
Series 2011-A, Prerefunded 8/1/2020 @ 100, 5.0%, 8/1/2031	17,845,000	19,040,258
Series A, Prerefunded 8/1/2021 @ 100, 5.0%, 8/1/2032	14,000,000	15,319,500
Washington, State Health Care Facilities Authority Revenue, Multicare Health Systems:
Series B, 5.0%, 8/15/2030	1,000,000	1,187,530
Series B, 5.0%, 8/15/2032	1,275,000	1,505,775
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, 5.0%, 8/15/2029	2,300,000	2,627,497
Washington, State Housing Finance Commission, Homeownership Program, Series A, 4.7%, 10/1/2028	200,000	204,776
Washington, State Housing Finance Commission, Horizon House Project:
144A, 5.0%, 1/1/2028	750,000	849,780
144A, 5.0%, 1/1/2029	840,000	948,108
144A, 5.0%, 1/1/2031	1,030,000	1,155,176
144A, 5.0%, 1/1/2033	1,050,000	1,170,866

		72,745,713

West Virginia 0.2%
West Virginia, State Hospital Finance Authority Revenue, State University Health System Obligated Group, Series A, 5.0%, 6/1/2032	2,400,000	2,745,312

Wisconsin 2.1%
Wisconsin, State Clean Water Revenue:
Prerefunded 6/1/2024 @ 100, 5.0%, 6/1/2029	8,500,000	9,808,575
Series 1, Prerefunded 6/1/2020 @ 100, 5.0%, 6/1/2031	2,500,000	2,653,800
Wisconsin, State General Fund, Annual Appropriation Revenue:
Series A, 6.0%, 5/1/2026	4,525,000	4,699,574
Series A, Prerefunded 5/1/2019 @ 100, 6.0%, 5/1/2026	475,000	493,544

The accompanying notes are an integral part of the financial statements.

30	|	DWS Intermediate Tax/AMT Free Fund

	Principal Amount ($)	Value ($)
Wisconsin, State General Obligation:
Series 1, 5.0%, 5/1/2027	3,000,000	3,390,240
Series A, Prerefunded 5/1/2021 @ 100, 5.25%, 5/1/2026	3,500,000	3,820,810
Wisconsin, State Health & Educational Facilities Authority Revenue, Children’s Hospital of Wisconsin, Series B, Prerefunded 2/15/2020 @ 100, 5.375%, 8/15/2024	1,000,000	1,059,810
Wisconsin, State Transportation Revenue, Series 2, 5.0%, 7/1/2026	5,000,000	5,782,750

		31,709,103

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,478,089,639)	99.9	1,517,616,441
Other Assets and Liabilities, Net	0.1	1,728,507

Net Assets	100.0	1,519,344,948

*	Variable or floating rate security. These securities are shown at their current rate as of May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of May 31, 2018. Date shown reflects the earlier of demand date or stated maturity date.

(a)	When-issued or delayed delivery securities.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

MUNIPSA: SIFMA Municipal Swap Index Yield

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SIFMA: Securities Industry and Financial Markets Association

SPA: Standby Bond Purchase Agreement

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	31

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (b)	$—	$1,517,616,441	$—	$1,517,616,441
Total	$—	$1,517,616,441	$—	$1,517,616,441

There have been no transfers between fair value measurement levels during the year ended May 31, 2018.

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Intermediate Tax/AMT Free Fund

Statement of Assets and Liabilities

As of May 31, 2018

Assets
Investments in securities, at value (cost $1,478,089,639)	$1,517,616,441
Cash	1,556,446
Receivable for investments sold	1,428,794
Receivable for investments sold — when-issued/delayed delivery securities	552,920
Receivable for Fund shares sold	910,487
Interest receivable	19,301,423
Other assets	47,300
Total assets	1,541,413,811

Liabilities
Payable for investments purchased — when-issued/delayed delivery securities	19,222,530
Payable for Fund shares redeemed	769,060
Distributions payable	786,876
Accrued management fee	373,791
Accrued Trustees’ fees	23,209
Other accrued expenses and payables	893,397
Total liabilities	22,068,863
Net assets, at value	$1,519,344,948

Net Assets Consist of
Undistributed net investment income	1,263,430
Net unrealized appreciation (depreciation) on investments	39,526,802
Accumulated net realized gain (loss)	(2,658,429)
Paid-in capital	1,481,213,145
Net assets, at value	$1,519,344,948

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	33

Statement of Assets and Liabilities as of May 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($174,047,110 ÷ 15,009,169 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.60
Maximum offering price per share (100 ÷ 97.25 of $11.60)	$11.93
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($35,776,187 ÷ 3,086,365 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.59
Class S
Net Asset Value, offering and redemption price per share ($629,464,292 ÷ 54,272,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.60
Institutional Class
Net Asset Value, offering and redemption price per share ($680,057,359 ÷ 58,633,743 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.60

The accompanying notes are an integral part of the financial statements.

34	|	DWS Intermediate Tax/AMT Free Fund

Statement of Operations

For the year ended May 31, 2018

Investment Income
Income:
Interest	$56,155,420
Expenses:
Management fee	5,435,840
Administration fee	1,725,663
Services to shareholders	2,122,249
Distribution and service fees	888,366
Custodian fee	16,506
Professional fees	152,157
Reports to shareholders	66,561
Registration fees	96,007
Trustees’ fees and expenses	103,904
Other	159,032
Total expenses before expense reductions	10,766,285
Expense reductions	(484,638)
Total expenses after expense reductions	10,281,647
Net investment income	45,873,773

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	5,168,920
Change in net unrealized appreciation (depreciation) on investments	(54,419,563)
Net gain (loss)	(49,250,643)
Net increase (decrease) in net assets resulting from operations	$(3,376,870)

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	35

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$45,873,773	$48,326,463
Net realized gain (loss)	5,168,920	5,825,711
Change in net unrealized appreciation (depreciation)	(54,419,563)	(38,161,702)
Net increase (decrease) in net assets resulting from operations	(3,376,870)	15,990,472
Distributions to shareholders from:
Net investment income:
Class A	(4,728,816)	(5,725,596)
Class C	(707,146)	(884,438)
Class S	(17,793,877)	(17,211,629)
Institutional Class	(22,621,902)	(24,335,748)
Net realized gains:
Class A	(50,314)	—
Class C	(10,994)	—
Class S	(173,768)	—
Institutional Class	(219,493)	—
Total distributions	(46,306,310)	(48,157,411)
Fund share transactions:
Proceeds from shares sold	295,094,482	488,345,318
Reinvestment of distributions	40,462,087	43,449,274
Payments for shares redeemed	(568,772,576)	(748,340,034)
Net increase (decrease) in net assets from Fund share transactions	(233,216,007)	(216,545,442)
Increase (decrease) in net assets	(282,899,187)	(248,712,381)
Net assets at beginning of year	1,802,244,135	2,050,956,516
Net assets at end of year (including undistributed net investment income of $1,263,430 and $731,542, respectively)	$1,519,344,948	$1,802,244,135

The accompanying notes are an integral part of the financial statements.

36	|	DWS Intermediate Tax/AMT Free Fund

Financial Highlights

	Years Ended May 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.93	$12.11	$11.88	$11.94	$11.99
Income from investment operations:
Net investment income	.29	.28	.28	.28	.31
Net realized and unrealized gain (loss)	(.33)	(.18)	.22	(.06)	(.05)
Total from investment operations	(.04)	.10	.50	.22	.26
Less distributions from:
Net investment income	(.29)	(.28)	(.27)	(.28)	(.31)
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.29)	(.28)	(.27)	(.28)	(.31)
Net asset value, end of period	$11.60	$11.93	$12.11	$11.88	$11.94
Total Return (%)[a]	(.30)	.83	4.29	1.85 [b]	2.25

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	207	284	311	335
Ratio of expenses before expense reductions (%)	.78	.79	.79	.79	.78
Ratio of expenses after expense reductions (%)	.78	.79	.79	.79	.78
Ratio of net investment income (loss) (%)	2.47	2.33	2.29	2.35	2.66
Portfolio turnover rate (%)	44	36	41	54	67

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	37

	Years Ended May 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.93	$12.10	$11.88	$11.94	$11.99
Income from investment operations:
Net investment income	.20	.19	.18	.19	.22
Net realized and unrealized gain (loss)	(.34)	(.17)	.22	(.06)	(.05)
Total from investment operations	(.14)	.02	.40	.13	.17
Less distributions from:
Net investment income	(.20)	(.19)	(.18)	(.19)	(.22)
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.20)	(.19)	(.18)	(.19)	(.22)
Net asset value, end of period	$11.59	$11.93	$12.10	$11.88	$11.94
Total Return (%)[a]	(1.15)[b]	.15	3.42 [b]	1.09 [b]	1.48 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	47	62	70	76
Ratio of expenses before expense reductions (%)	1.56	1.55	1.55	1.56	1.55
Ratio of expenses after expense reductions (%)	1.55	1.55	1.55	1.54	1.54
Ratio of net investment income (%)	1.70	1.57	1.54	1.61	1.90
Portfolio turnover rate (%)	44	36	41	54	67

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

38	|	DWS Intermediate Tax/AMT Free Fund

	Years Ended May 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.93	$12.11	$11.89	$11.95	$11.99
Income from investment operations:
Net investment income	.32	.31	.30	.31	.34
Net realized and unrealized gain (loss)	(.33)	(.18)	.22	(.06)	(.05)
Total from investment operations	(.01)	.13	.52	.25	.29
Less distributions from:
Net investment income	(.32)	(.31)	(.30)	(.31)	(.33)
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.32)	(.31)	(.30)	(.31)	(.33)
Net asset value, end of period	$11.60	$11.93	$12.11	$11.89	$11.95
Total Return (%)[a]	(.07)	1.07	4.45	2.11	2.57

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	629	679	684	675	663
Ratio of expenses before expense reductions (%)	.62	.62	.62	.61	.63
Ratio of expenses after expense reductions (%)	.55	.55	.55	.54	.57
Ratio of net investment income (%)	2.71	2.57	2.54	2.60	2.88
Portfolio turnover rate (%)	44	36	41	54	67

[a]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Intermediate Tax/AMT Free Fund	|	39

	Years Ended May 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.93	$12.11	$11.89	$11.95	$12.00
Income from investment operations:
Net investment income	.32	.31	.31	.31	.34
Net realized and unrealized gain (loss)	(.33)	(.18)	.21	(.06)	(.05)
Total from investment operations	(.01)	.13	.52	.25	.29
Less distributions from:
Net investment income	(.32)	(.31)	(.30)	(.31)	(.34)
Net realized gains	(.00 )*	—	—	—	—
Total distributions	(.32)	(.31)	(.30)	(.31)	(.34)
Net asset value, end of period	$11.60	$11.93	$12.11	$11.89	$11.95
Total Return (%)	(.06)	1.07	4.47	2.12	2.53

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	680	870	1,021	904	534
Ratio of expenses (%)	.54	.55	.53	.54	.52
Ratio of net investment income (%)	2.71	2.57	2.55	2.59	2.93
Portfolio turnover rate (%)	44	36	41	54	67

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

40	|	DWS Intermediate Tax/AMT Free Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (formerly Deutsche Intermediate Tax/AMT Free Fund) (the “Fund”) is a diversified series of Deutsche DWS Tax Free Trust (formerly Deutsche Tax Free Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for

DWS Intermediate Tax/AMT Free Fund	|	41

similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with

42	|	DWS Intermediate Tax/AMT Free Fund

market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $2,658,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, accretion of market discount on debt securities and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

DWS Intermediate Tax/AMT Free Fund	|	43

At May 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$395,118
Undistributed tax-exempt income	$1,655,188
Capital loss carryforward	$(2,658,000)
Net unrealized appreciation (depreciation) on investments	$39,526,802

At May 31, 2018, the aggregate cost of investments for federal income tax purposes was $1,478,089,639. The net unrealized appreciation for all securities based on tax cost was $39,526,802. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,828,854 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,302,052.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2018	2017
Distributions from tax-exempt income	$45,851,741	$48,157,411
Distributions from ordinary income*	$454,569	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

44	|	DWS Intermediate Tax/AMT Free Fund

B. Purchases and Sales of Securities

During the year ended May 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $747,458,034 and $965,897,180, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Asset Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate (exclusive of any applicable waivers/reimbursements) of 0.315% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class C	1.55%
Class S	.55%
Institutional Class	.55%

For the year ended May 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class C	$3,116
Class S	481,522
$484,638

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2018, the Administration Fee was $1,725,663, of which $132,201 is unpaid.

DWS Intermediate Tax/AMT Free Fund	|	45

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2018
Class A	$6,178	$1,712
Class C	2,278	828
Class S	50,600	13,079
Institutional Class	17,318	4,724
	$76,374	$20,343

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2018
Class C	$312,061	$22,873

In addition DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2018	Annual Rate
Class A	$472,364	$70,543	.25%
Class C	103,941	14,845	.25%
	$576,305	$85,388

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2018 aggregated $2,284.

46	|	DWS Intermediate Tax/AMT Free Fund

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2018, the CDSC for Class C shares aggregated $4,525. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2018, DDI received $1,463 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,116, of which $8,312 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended May 31, 2018, the Fund engaged in securities purchases of $196,745,000 and securities sales of $170,480,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2018.

DWS Intermediate Tax/AMT Free Fund	|	47

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,102,340	$12,998,198	2,770,384	$32,789,415
Class C	122,849	1,447,801	318,977	3,797,529
Class S	11,404,329	134,258,475	18,874,283	223,182,643
Institutional Class	12,409,820	146,390,008	19,256,425	228,575,731
		$295,094,482		$488,345,318

Shares issued to shareholders in reinvestment of distributions
Class A	348,472	$4,097,280	420,501	$5,014,185
Class C	44,988	528,989	51,412	612,318
Class S	1,180,074	13,873,833	1,150,993	13,720,068
Institutional Class	1,866,523	21,961,985	2,021,532	24,102,703
		$40,462,087		$43,449,274

Shares redeemed
Class A	(3,760,469)	$(44,264,408)	(9,346,225)	$(110,817,754)
Class C	(1,059,365)	(12,458,760)	(1,536,740)	(18,243,507)
Class S	(15,173,780)	(178,336,747)	(19,612,468)	(232,345,852)
Institutional Class	(28,513,224)	(333,712,661)	(32,677,036)	(386,932,921)
		$(568,772,576)		$(748,340,034)

Net increase (decrease)
Class A	(2,309,657)	$(27,168,930)	(6,155,340)	$(73,014,154)
Class C	(891,528)	(10,481,970)	(1,166,351)	(13,833,660)
Class S	(2,589,377)	(30,204,439)	412,808	4,556,859
Institutional Class	(14,236,881)	(165,360,668)	(11,399,079)	(134,254,487)
		$(233,216,007)		$(216,545,442)

F. Name Changes and Change in Investment Strategy

In connection with adoption of the DWS brand, effective July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, was renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” became known as the “DWS Funds.” As a result, Deutsche Intermediate Tax/AMT Free Fund was renamed DWS Intermediate Tax/AMT Free Fund.

48	|	DWS Intermediate Tax/AMT Free Fund

Effective on or about August 2, 2018, the Fund will change its name to DWS Intermediate Tax-Free Fund and will change its investment strategy. The fund may invest up to 20% of net assets in securities whose income is subject to AMT and may invest up to 10% of total assets in high yield debt securities (commonly referred to as junk bonds) of the fifth and sixth credit grades (i.e., as low as grade B).

DWS Intermediate Tax/AMT Free Fund	|	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Tax Free Trust and Shareholders of DWS Intermediate Tax/AMT Free Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Intermediate Tax/AMT Free Fund (one of the funds constituting Deutsche DWS Tax Free Trust, referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

50	|	DWS Intermediate Tax/AMT Free Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 24, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS Intermediate Tax/AMT Free Fund	|	51

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2017 to May 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	|	DWS Intermediate Tax/AMT Free Fund

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/18	$1,000.90	$997.00	$1,002.00	$1,002.10
Expenses Paid per $1,000*	$3.79	$7.72	$2.75	$2.70

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/18	$1,021.14	$1,017.20	$1,022.19	$1,022.24
Expenses Paid per $1,000*	$3.83	$7.80	$2.77	$2.72

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.76%	1.55%	.55%	.54%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2018, 100% are designated as exempt-interest dividends for federal income tax purposes

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Intermediate Tax/AMT Free Fund	|	53

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Intermediate Tax/AMT Free Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

54	|	DWS Intermediate Tax/AMT Free Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2016.

DWS Intermediate Tax/AMT Free Fund	|	55

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized

56	|	DWS Intermediate Tax/AMT Free Fund

by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of

DWS Intermediate Tax/AMT Free Fund	|	57

numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

58	|	DWS Intermediate Tax/AMT Free Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	87	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	87	Portland General Electric[2] (utility company) (2003– present)

DWS Intermediate Tax/AMT Free Fund	|	59

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	87	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	87	—

60	|	DWS Intermediate Tax/AMT Free Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	87	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	87	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	87	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	87	—

DWS Intermediate Tax/AMT Free Fund	|	61

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	87	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director[3], DWS; Secretary and Managing Director[3], DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director[3], DWS; formerly: Assistant Treasurer for the DWS funds (2007-2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director[3], Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

62	|	DWS Intermediate Tax/AMT Free Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Intermediate Tax/AMT Free Fund	|	63

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

64	|	DWS Intermediate Tax/AMT Free Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMCX	SCMTX	SZMIX
CUSIP Number	25159H 108	25159H 306	25159H 405	25159H 504
Fund Number	445	745	2045	1445

DWS Intermediate Tax/AMT Free Fund	|	65

DITFF-2

(R-027918-7 7/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS Intermediate tax/AMT free Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$87,957	$0	$0	$0
2017	$85,782	$3,000	$0	$0

The “Audit Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of Deutsche DWS Tax Free Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2018